EXHIBIT 10.3
   CHANGE OF CONTROL AGREEMENT BETWEEN PREMIER BANCORP, INC., PREMIER BANK AND
                                 JOHN J. GINLEY

Incorporated by reference to Exhibit 10.3 to PBI's Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998.

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